First NLC Trust 2005-3
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FNLC 2005-3
Friedman Billings Ramsey
FICO below 600

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	3	803,968.88	0.66	5.407	591	69.61
5.501 - 6.000	24	5,749,652.83	4.75	5.882	577	71.78
6.001 - 6.500	61	14,145,245.90	11.69	6.369	577	73.01
6.501 - 7.000	104	25,854,267.77	21.37	6.853	564	74.60
7.001 - 7.500	79	18,489,474.91	15.29	7.356	561	78.48
7.501 - 8.000	95	21,970,556.61	18.16	7.838	559	77.20
8.001 - 8.500	68	15,285,377.40	12.64	8.360	553	81.06
8.501 - 9.000	56	10,412,502.61	8.61	8.843	551	80.57
9.001 - 9.500	20	2,417,702.33	2.00	9.259	549	77.14
9.501 - 10.000	19	2,491,415.97	2.06	9.750	541	80.58
10.001 - 10.500	15	2,060,435.50	1.70	10.303	542	78.05
10.501 - 11.000	8	589,396.00	0.49	10.774	567	85.80
11.001 - 11.500	2	237,250.88	0.20	11.227	523	73.16
11.501 - 12.000	10	454,300.40	0.38	11.719	580	96.71

Total:	564	120,961,547.99	100.00	7.571	561	77.01

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 - 50,000.00	15	553,206.57	0.46	10.944	575	94.09
50,000.01 - 100,000.00	79	6,090,136.86	5.03	8.626	564	77.38
100,000.01 - 150,000.00	109	13,676,112.21	11.31	7.999	557	74.66
150,000.01 - 200,000.00	96	16,719,216.91	13.82	7.587	558	72.32
200,000.01 - 250,000.00	79	17,722,293.58	14.65	7.113	560	73.18
250,000.01 - 300,000.00	63	17,074,535.17	14.12	7.395	557	78.33
300,000.01 - 350,000.00	39	12,800,681.13	10.58	7.403	562	76.98
350,000.01 - 400,000.00	39	14,441,411.06	11.94	7.292	569	81.52
400,000.01 - 450,000.00	18	7,665,566.23	6.34	7.572	570	80.82
450,000.01 - 500,000.00	13	6,235,109.15	5.15	7.743	559	80.44
500,000.01 - 550,000.00	7	3,662,810.73	3.03	7.851	567	84.45
550,000.01 - 600,000.00	4	2,317,727.63	1.92	7.562	579	78.52
600,000.01 - 650,000.00	1	625,600.00	0.52	8.500	504	68.00
650,000.01 - 700,000.00	1	654,641.47	0.54	8.990	516	74.86
700,000.01 - 750,000.00	1	722,499.29	0.60	6.550	584	84.01

Total:	564	120,961,547.99	100.00	7.571	561	77.01

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

ARM 2/28	358	77,936,425.74	64.43	7.739	554	76.68
ARM 2/28 60 Month IO	73	20,287,801.64	16.77	7.024	577	80.58
30 Year Fixed	74	12,751,604.60	10.54	7.401	570	70.89
ARM 3/27	24	4,670,038.23	3.86	7.754	568	82.01
ARM 3/27 60 Month IO	8	2,369,347.77	1.96	7.024	581	81.05
ARM 2/28 Balloon 40/30	4	1,249,851.61	1.03	6.619	578	79.71
15 Year Fixed	5	620,261.58	0.51	7.583	550	62.97
30 Year Fixed Balloon 30/15	13	530,952.34	0.44	11.269	586	98.32
ARM 5/25 84 Month IO	1	253,000.00	0.21	5.875	587	73.55
ARM 5/25	1	150,741.27	0.12	6.790	571	37.01
20 Year Fixed	3	141,523.21	0.12	9.758	570	72.62

Total:	564	120,961,547.99	100.00	7.571	561	77.01

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
FICO below 600

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Rate Type	Loans	Balance	Balance	Coupon	Score	LTV

Adjustable Fully Amortizing	465	105,667,354.65	87.36	7.581	560	77.70
Fixed Fully Amortizing	82	13,513,389.39	11.17	7.434	569	70.54
Adjustable Balloon	4	1,249,851.61	1.03	6.619	578	79.71
Fixed Balloon	13	530,952.34	0.44	11.269	586	98.32

Total:	564	120,961,547.99	100.00	7.571	561	77.01

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Interest Only Terms (%)	Loans	Balance	Balance	Coupon	Score	LTV

0	482	98,051,398.58	81.06	7.701	558	76.18
60	81	22,657,149.41	18.73	7.024	577	80.63
84	1	253,000.00	0.21	5.875	587	73.55

Total:	564	120,961,547.99	100.00	7.571	561	77.01

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Remaining Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

169 - 180	18	1,151,213.92	0.95	9.283	567	79.27
229 - 240	3	141,523.21	0.12	9.758	570	72.62
349 - 360	543	119,668,810.86	98.93	7.552	561	76.99

Total:	564	120,961,547.99	100.00	7.571	561	77.01

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	52	13,010,515.00	10.76	8.178	555	78.48
1	60	11,918,367.01	9.85	7.813	560	76.36
2	144	30,896,138.33	25.54	7.436	559	74.78
3	160	35,333,459.92	29.21	7.435	566	77.96
4	103	21,466,085.35	17.75	7.560	562	76.98
5	35	5,837,494.36	4.83	7.368	565	78.44
6	10	2,499,488.02	2.07	7.396	548	83.39

Total:	564	120,961,547.99	100.00	7.571	561	77.01

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1	547	120,251,446.51	99.41	7.549	561	76.89
2	17	710,101.48	0.59	11.164	586	97.81

Total:	564	120,961,547.99	100.00	7.571	561	77.01

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
FICO below 600

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

20.01 - 25.00	3	194,696.66	0.16	8.676	556	22.01
25.01 - 30.00	2	304,668.69	0.25	6.513	560	29.19
30.01 - 35.00	3	412,372.54	0.34	8.695	569	31.68
35.01 - 40.00	6	712,401.14	0.59	6.858	543	38.24
40.01 - 45.00	5	807,869.75	0.67	8.008	547	44.00
45.01 - 50.00	7	1,215,202.18	1.00	7.766	547	48.40
50.01 - 55.00	14	2,509,036.88	2.07	7.038	547	53.16
55.01 - 60.00	26	5,163,324.66	4.27	7.386	551	57.94
60.01 - 65.00	38	7,801,170.95	6.45	6.927	554	63.26
65.01 - 70.00	57	12,056,710.50	9.97	7.379	551	68.80
70.01 - 75.00	73	17,848,402.59	14.76	7.605	550	74.29
75.01 - 80.00	146	31,151,056.49	25.75	7.334	566	79.62
80.01 - 85.00	74	19,795,670.69	16.37	7.700	563	84.42
85.01 - 90.00	61	14,251,366.13	11.78	7.962	575	89.81
90.01 - 95.00	20	3,537,107.45	2.92	8.342	585	94.94
95.01 - 100.00	29	3,200,490.69	2.65	9.149	581	99.57

Total:	564	120,961,547.99	100.00	7.571	561	77.01

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original CLTV (%) incl. Silent Seconds	Loans	Balance	Balance	Coupon	Score	LTV

20.01 - 25.00	3	194,696.66	0.16	8.676	556	22.01
25.01 - 30.00	2	304,668.69	0.25	6.513	560	29.19
30.01 - 35.00	3	412,372.54	0.34	8.695	569	31.68
35.01 - 40.00	6	712,401.14	0.59	6.858	543	38.24
40.01 - 45.00	5	807,869.75	0.67	8.008	547	44.00
45.01 - 50.00	7	1,215,202.18	1.00	7.766	547	48.40
50.01 - 55.00	14	2,509,036.88	2.07	7.038	547	53.16
55.01 - 60.00	26	5,163,324.66	4.27	7.386	551	57.94
60.01 - 65.00	38	7,801,170.95	6.45	6.927	554	63.26
65.01 - 70.00	57	12,056,710.50	9.97	7.379	551	68.80
70.01 - 75.00	73	17,848,402.59	14.76	7.605	550	74.29
75.01 - 80.00	111	24,778,596.96	20.48	7.497	561	79.53
80.01 - 85.00	74	19,795,670.69	16.37	7.700	563	84.42
85.01 - 90.00	59	14,159,112.44	11.71	7.897	575	89.62
90.01 - 95.00	23	4,147,887.64	3.43	8.159	584	92.74
95.01 - 100.00	63	9,054,423.72	7.49	7.655	583	87.29

Total:	564	120,961,547.99	100.00	7.571	561	77.01

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

500 - 519	58	12,581,304.08	10.40	8.177	509	73.24
520 - 539	80	16,263,335.99	13.45	7.950	529	71.08
540 - 559	96	20,580,522.37	17.01	7.737	549	74.27
560 - 579	124	27,334,451.98	22.60	7.408	569	77.46
580 - 599	206	44,201,933.57	36.54	7.282	589	81.26

Total:	564	120,961,547.99	100.00	7.571	561	77.01

Min: 500
Max: 599
Weighted Average: 561

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
FICO below 600

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

Cashout	451	101,605,836.68	84.00	7.507	560	76.00
Purchase	87	13,857,728.45	11.46	8.069	573	82.94
Rate/Term Refinance	26	5,497,982.86	4.55	7.491	556	80.78

Total:	564	120,961,547.99	100.00	7.571	561	77.01

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	473	99,379,718.65	82.16	7.579	561	76.73
PUD	45	10,889,000.68	9.00	7.477	567	80.81
Duplex	20	6,328,514.03	5.23	7.393	567	75.91
Condo	22	3,620,128.21	2.99	7.942	553	77.40
3-4 Unit	3	592,528.89	0.49	7.540	575	65.82
Townhouse	1	151,657.53	0.13	7.150	521	70.00

Total:	564	120,961,547.99	100.00	7.571	561	77.01

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Full	350	66,752,581.88	55.18	7.456	561	78.19
Stated	207	53,269,257.22	44.04	7.705	562	75.58
NINA	7	939,708.89	0.78	8.088	570	74.49

Total:	564	120,961,547.99	100.00	7.571	561	77.01

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

Owner Occupied	552	118,605,448.73	98.05	7.553	561	77.05
Non-Owner Occupied	12	2,356,099.26	1.95	8.466	576	74.91

Total:	564	120,961,547.99	100.00	7.571	561	77.01

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Grade	Loans	Balance	Balance	Coupon	Score	LTV

B	371	79,714,420.39	65.90	7.386	579	79.50
C	193	41,247,127.60	34.10	7.928	528	72.19

Total:	564	120,961,547.99	100.00	7.571	561	77.01

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
FICO below 600

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV

California	140	36,029,071.16	29.79	7.180	558	75.29
New York	94	28,738,128.21	23.76	7.651	565	77.01
New Jersey	70	13,162,853.05	10.88	7.656	552	72.32
Florida	43	6,991,651.72	5.78	8.301	557	80.18
Virginia	25	4,551,250.88	3.76	7.404	561	73.01
Pennsylvania	19	3,398,683.99	2.81	7.140	579	82.20
Maryland	15	3,259,882.14	2.69	7.580	560	78.31
Nevada	13	3,134,946.28	2.59	7.166	563	80.15
Connecticut	10	2,741,222.76	2.27	8.053	547	80.82
Arizona	15	2,700,834.34	2.23	7.574	567	80.01
North Carolina	24	2,649,727.53	2.19	8.416	574	78.09
Washington	11	1,994,355.14	1.65	7.674	571	77.62
Massachusetts	7	1,777,350.08	1.47	7.881	573	78.09
Oregon	6	1,045,600.83	0.86	7.597	590	87.15
Wisconsin	8	991,194.22	0.82	7.324	566	77.16
Utah	3	830,737.35	0.69	7.076	567	77.79
Ohio	7	821,722.51	0.68	7.294	583	89.45
Iowa	7	804,652.20	0.67	8.290	554	82.61
Missouri	7	738,898.47	0.61	9.607	562	86.85
Colorado	3	678,745.66	0.56	7.436	579	86.33
Delaware	4	623,112.48	0.52	9.057	540	81.13
Georgia	3	541,789.84	0.45	8.407	547	79.46
Michigan	5	475,151.50	0.39	7.615	585	80.29
Indiana	5	420,516.68	0.35	8.856	585	94.24
Tennessee	4	301,166.94	0.25	8.477	549	88.59
Louisiana	4	287,716.26	0.24	8.277	576	83.08
Idaho	2	256,840.55	0.21	6.922	582	80.00
Rhode Island	1	188,787.09	0.16	8.870	599	70.00
South Carolina	3	184,641.81	0.15	9.304	579	85.94
New Mexico	1	161,282.12	0.13	7.990	532	85.00
Texas	1	160,804.78	0.13	7.400	566	90.00
Illinois	1	139,143.48	0.12	10.400	520	80.00
Arkansas	2	119,685.19	0.10	9.318	545	80.63
Minnesota	1	59,400.75	0.05	8.950	563	85.00

Total:	564	120,961,547.99	100.00	7.571	561	77.01

Top 5 Zip Codes: 11434(1.25%),11233(0.94%),11236(0.81%),11234(0.77%),92557(0.67%)

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	194	32,654,486.47	27.00	7.790	558	74.86
12	87	29,683,557.71	24.54	7.720	566	78.66
24	221	47,046,939.31	38.89	7.471	559	77.86
36	62	11,576,564.50	9.57	6.972	569	75.38

Total:	564	120,961,547.99	100.00	7.571	561	77.01

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
FICO below 600

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Margin (%) - ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

3.501 - 4.000	1	211,563.32	0.20	5.840	597	80.00
4.001 - 4.500	2	460,238.10	0.43	6.516	559	81.82
4.501 - 5.000	7	1,577,557.98	1.48	6.087	570	72.17
5.001 - 5.500	29	6,986,196.48	6.53	6.470	575	76.70
5.501 - 6.000	102	27,201,423.16	25.44	6.772	565	75.59
6.001 - 6.500	82	17,417,145.82	16.29	7.295	561	77.66
6.501 - 7.000	87	19,936,210.95	18.65	7.704	559	76.55
7.001 - 7.500	62	14,898,871.63	13.93	8.166	557	81.22
7.501 - 8.000	58	12,379,525.26	11.58	8.751	550	79.76
8.001 - 8.500	23	3,715,424.16	3.48	9.226	544	79.53
8.501 - 9.000	13	1,795,867.13	1.68	9.935	543	82.98
9.001 - 9.500	2	159,582.27	0.15	9.500	560	87.74
9.501 - 10.000	1	177,600.00	0.17	10.200	539	82.60

Total:	469	106,917,206.26	100.00	7.570	560	77.72

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

11.001 - 11.500	4	727,946.18	0.68	6.303	590	78.19
11.501 - 12.000	12	2,937,140.12	2.75	6.060	574	73.81
12.001 - 12.500	38	9,327,207.30	8.72	6.468	574	74.23
12.501 - 13.000	73	18,437,751.08	17.24	6.853	564	75.91
13.001 - 13.500	63	15,142,102.44	14.16	7.121	566	77.85
13.501 - 14.000	84	20,672,013.51	19.33	7.471	563	76.27
14.001 - 14.500	63	16,457,308.85	15.39	8.057	556	81.44
14.501 - 15.000	58	12,154,101.19	11.37	8.507	548	80.74
15.001 - 15.500	26	4,015,851.47	3.76	8.664	544	76.94
15.501 - 16.000	20	3,083,642.24	2.88	9.177	535	74.51
16.001 - 16.500	11	1,236,878.08	1.16	8.900	552	76.03
16.501 - 17.000	8	1,173,129.28	1.10	9.809	573	92.33
17.001 - 17.500	6	1,224,687.01	1.15	10.403	533	80.46
17.501 - 18.000	1	93,563.52	0.09	10.590	512	80.00
18.001 - 18.500	1	107,923.47	0.10	11.050	533	80.00
18.501 - 19.000	1	125,960.52	0.12	11.590	557	90.00

Total:	469	106,917,206.26	100.00	7.570	560	77.72

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
FICO below 600

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Minimum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	3	803,968.88	0.75	5.407	591	69.61
5.501 - 6.000	20	4,873,251.60	4.56	5.878	577	74.34
5.001 - 6.500	50	12,145,234.87	11.36	6.384	576	74.82
6.501 - 7.000	84	21,826,217.14	20.41	6.850	563	75.24
7.001 - 7.500	69	16,820,643.84	15.73	7.354	560	79.21
7.501 - 8.000	83	19,564,792.45	18.30	7.844	557	77.66
8.001 - 8.500	62	14,620,859.92	13.67	8.358	553	80.88
8.501 - 9.000	53	9,890,990.15	9.25	8.840	550	80.40
9.001 - 9.500	19	2,347,571.81	2.20	9.252	549	77.12
9.501 - 10.000	14	2,132,014.52	1.99	9.747	540	81.69
10.001 - 10.500	7	1,231,886.16	1.15	10.293	533	80.84
10.501-11.000	2	296,563.52	0.28	10.693	563	93.69
11.001-11.500	2	237,250.88	0.22	11.227	523	73.16
11.501-12.000	1	125,960.52	0.12	11.590	557	90.00

Total:	469	106,917,206.26	100.00	7.570	560	77.72

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Initial Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	7	988,692.82	0.92	8.291	583	87.94
1.500	2	252,945.51	0.24	9.054	540	70.21
2.000	8	2,448,521.56	2.29	6.910	552	76.87
3.000	451	102,854,646.37	96.20	7.575	560	77.60
4.000	1	372,400.00	0.35	7.500	598	95.00

Total:	469	106,917,206.26	100.00	7.570	560	77.72

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Subsequent Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	349	81,188,976.41	75.94	7.651	560	78.09
1.500	120	25,728,229.85	24.06	7.314	562	76.55

Total:	469	106,917,206.26	100.00	7.570	560	77.72

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Months to Next Adjustment Date	Loans	Balance	Balance	Coupon	Score	LTV

17-21	238	53,061,182.11	49.63	7.505	562	78.66
22-26	197	46,412,896.88	43.41	7.665	556	76.20
27 -31	1	360,000.00	0.34	7.875	575	84.71
32 - 36	31	6,679,386.00	6.25	7.489	572	81.52
57 -61	2	403,741.27	0.38	6.217	581	59.91

Total:	469	106,917,206.26	100.00	7.570	560	77.72

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.